UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
November 14, 2005
Date of report (Date of earliest event reported)
CVF TECHNOLOGIES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
NEVADA
(State or Other Jurisdiction of Incorporation)

00-29266	87-0429335

(Commission File Number)	(IRS Employer Identification No.)

8604 Main Street, Suite 1, Williamsville, New York	14221

(Address of Principal Executive Offices)	(Zip Code)
(716) 565-4711
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99 PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition.
     On November 14, 2005, the Registrant issued the press release relating to its financial results for its third fiscal quarter ended September 30, 2005 that is furnished with this report as Exhibit 99.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits:
          99 Press release, dated November 14, 2005, issued by CVF Technologies Corporation, relating to financial results for its third quarter ended September 30, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2005	CVF Technologies Corporation

	By:	/s/ Jeffrey I. Dreben

Jeffrey I. Dreben
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press release, dated November 14, 2005 issued by CVF Technologies Corporation, relating to financial results for its third fiscal quarter ended September 30, 2005